UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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MONOLITHIC POWER SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

n/a

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MONOLITHIC POWER SYSTEMS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 10, 2010

To the Stockholders of Monolithic Power Systems, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Monolithic Power Systems, Inc. (the “Company”), a Delaware corporation, will be held on Thursday, June 10, 2010, at 10:00 a.m., Pacific Daylight Time, at the Company’s corporate headquarters, 6409 Guadalupe Mines Road, San Jose, CA 95120, for the following purposes:

1.	To elect two Class III directors to serve for three years or until their respective successors are duly elected and qualified.

2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on April 19, 2010 are entitled to notice of and to vote on the matters listed in this Notice.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy card as promptly as possible in the postage-paid envelope enclosed for that purpose, as instructed on the proxy card. Any stockholder attending the meeting may vote in person even if he or she has already returned a proxy.

By Order of the Board of Directors,

/s/ Saria Tseng
Saria Tseng Corporate Secretary

San Jose, California

April 23, 2010

YOUR VOTE IS IMPORTANT

To assure your representation at the Annual Meeting, please complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope, which requires no postage if mailed in the United States.

MONOLITHIC POWER SYSTEMS, INC.

PROXY STATEMENT

FOR

2010 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING

SOLICITATION AND VOTING

General

This Proxy Statement is being furnished to holders of common stock, par value $0.001 per share (the “Common Stock”), of Monolithic Power Systems, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, June 10, 2010 at 10:00 a.m., Pacific Daylight Time, and at any adjournment or postponement thereof for the purpose of considering and acting upon the matters set forth herein. The Annual Meeting will be held at the Company’s corporate headquarters, located at 6409 Guadalupe Mines Road, San Jose, CA 95120. The telephone number at that location is (408) 826-0600.

This Proxy Statement, the accompanying form of proxy card and the Company’s Annual Report to Stockholders are first being mailed on or about April 30, 2010 to all stockholders of record at the close of business on April  19, 2010 (the “Record Date”).

Record Date; Outstanding Shares

Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. Such stockholders are entitled to cast one vote for each share of Common Stock held as of the Record Date on all matters properly submitted for the vote of stockholders at the Annual Meeting. On the Record Date, 36,012,255 shares of Common Stock were issued and outstanding. No shares of the Company’s Preferred Stock were issued and outstanding. For information regarding security ownership by management, directors, and beneficial owners of more than 5% of the Common Stock, see the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

Procedure for Submitting Stockholder Proposals

Requirements for stockholder proposals to be considered for inclusion in the Company’s proxy materials. Proposals of stockholders of the Company which are to be presented by such stockholders at the Company’s 2011 annual meeting of stockholders must meet the stockholder proposal requirements contained in Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and must be received by the Company no later than December 10, 2010 in order that they may be included in the proxy statement and form of proxy relating to that meeting. Such stockholder proposals should be submitted to the Company’s principal executive office located at 6409 Guadalupe Mines Road, San Jose, CA 95120, Attention: Corporate Secretary. No such stockholder proposals were received by the Company in respect of the Annual Meeting prior to the deadline for this year’s meeting.

Requirements for stockholder proposals to be brought before an annual meeting but not included in the Company’s proxy materials. If a stockholder wishes to present a proposal at the Company’s 2011 annual meeting, and the proposal is not intended to be included in the Company’s proxy statement relating to that meeting, the stockholder must give advance notice to the Company prior to the deadline for such meeting as determined in accordance with the Company’s Bylaws (which are attached as Exhibit 3.4 to our Form S-1 Registration Statement filed with the SEC on November 15, 2004). Under the Company’s Bylaws, in order to be deemed properly presented, notice of proposed business must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company not fewer than 90 or more than 120 calendar days before the one year anniversary of the date on which the Company first mailed its proxy statement to stockholders in connection with the previous year’s annual meeting of stockholders (the “Notice Period”). As a result, the Notice Period for the Company’s 2011 annual meeting will begin on January 1, 2011 and end on January 31, 2011. However, in the event the date of the 2011 annual meeting will be changed by more than 30 days from the date of this year’s meeting, notice by the stockholder to be timely must be so received not later than the close of business on the later of: (1) 90 calendar days in advance of the 2011 annual meeting and (2) 10 calendar days following the date on which public announcement of the date of the 2011 annual meeting is first made. A stockholder’s notice to the Secretary of the Company shall set forth as to each matter the stockholder proposes to bring before the 2011 annual meeting: (a) a brief description of the business desired to be brought before the 2011 annual meeting and the reasons for conducting such business at the 2011 annual meeting, (b) the name and address, as they appear on the Company’s books, of the stockholder proposing such business, (c) the class and number of shares of the Company that are beneficially owned by the stockholder, (d) any material interest of the stockholder in such business, and (e) any other information that is required to be provided by the stockholder pursuant to Rule 14a-8 of the 1934 Act, in his or her capacity as a proponent to a stockholder proposal. If a stockholder gives notice of such a proposal after the Notice Period, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the 2011 annual meeting.

Voting

Voting prior to the Annual Meeting. Most stockholders have three options for submitting their votes prior to the Annual Meeting: (1) by following the instructions for Internet voting printed on your proxy card, (2) by using the telephone number printed on your proxy card, or (3) by completing the enclosed proxy card, signing and dating it and mailing it in the enclosed postage-prepaid envelope. If you have Internet access, the Company encourages you to record your vote on the Internet. It is convenient, and it saves the Company significant postage and processing costs. In addition, when voting via the Internet or by telephone prior to the meeting date, your vote is recorded immediately, and there is no risk that postal delays will cause your vote to arrive late, and therefore not be counted. All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxies in the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any matters other than the proposals described herein will be raised at the Annual Meeting.

Voting by attending the meeting. A stockholder may also vote his or her shares in person at the Annual Meeting. A stockholder planning to attend the Annual Meeting should bring proof of identification for entrance to the Annual Meeting. If a stockholder attends the Annual Meeting, he or she may also submit his or her vote in person, and any previous votes that were submitted by the stockholder, whether by Internet, telephone or mail, will be superseded by the vote that such stockholder casts at the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership to the Annual Meeting. For example, you could bring an account statement showing that you beneficially owned shares of our Common Stock as of the Record Date as acceptable proof of ownership. You must also contact your broker and follow its instructions in order to vote your shares at the Annual Meeting. You may not vote your shares at the Annual Meeting unless you have first followed the procedures outlined by your broker.

Changing vote; revocability of proxy. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted at the Annual Meeting. Proxies may be revoked by: (1) filing a written notice of revocation bearing a later date than the previously submitted proxy which is received by the Secretary of the Company at or before the taking of the vote at the Annual Meeting, (2) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company at or before the taking of the vote at the Annual Meeting or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a previously submitted proxy). Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or should be sent so as to be delivered to Monolithic Power Systems, Inc., 6409 Guadalupe Mines Road, San Jose, CA 95120, Attention: Corporate Secretary prior to the date of the Annual Meeting.

Expenses of Solicitation

The Company will bear all expenses of this solicitation, including the cost of preparing and mailing this solicitation material. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of the Company may also solicit proxies in person or by telephone, letter, e-mail, telegram, facsimile or other means of communication. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. The Company may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. The Company’s costs for such services, if retained, will not be significant.

Quorum; Required Votes; Abstentions; Broker Non-Votes

Holders of a majority of the outstanding shares entitled to vote must be present at the Annual Meeting in order to have the required quorum for the transaction of business. Stockholders are counted as present at the meeting if they: (1) are present in person or (2) have properly submitted a proxy card by mail or voted by telephone or by using the Internet. If the shares present at the Annual Meeting do not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

The required votes to approve the proposals to be considered at this Annual Meeting are as follows:

•	The affirmative vote of a plurality of the votes duly cast is required for the election of directors.

•	The affirmative vote of a majority of the votes duly cast is required to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company.

Under the General Corporation Law of the State of Delaware, both abstaining votes and broker non-votes are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting. An abstaining vote is not counted as a vote cast for the election of directors, but is counted as a vote cast against proposals requiring approval by a majority of the votes cast, such as the ratification of our independent registered public accounting firm. A broker non-vote is not counted as a vote cast for the election of directors or proposals requiring approval by a majority of the votes cast and, therefore, does not have the effect of a vote against such proposals. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

PROPOSAL ONE

ELECTION OF DIRECTORS

Classified Board of Directors; Nominees

The Company’s Board of Directors currently consists of eight persons. Our certificate of incorporation provides for a classified Board consisting of three classes of directors, each serving staggered three-year terms. As a result, a portion of our Board will be elected each year for three-year terms.

Two Class III directors are to be elected to the Board at the Annual Meeting. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the Board’s nominees, Herbert Chang and Michael R. Hsing. Messrs. Chang and Hsing are standing for re-election to the Board. Each person nominated for election has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current Board to fill the vacancy. The term of office of each person elected as a Class III director will continue for three years or until his successor has been duly elected and qualified. If elected, the term for Messrs. Chang and Hsing will expire at the 2013 annual meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION TO THE BOARD OF EACH OF THE PROPOSED NOMINEES.

Information Regarding Nominees and Other Directors

Name	Age	Director Since	Principal Occupation
Michael R. Hsing	50	1997	Chairman of the Board, President, Chief Executive Officer of the Company and Director/Nominee
James C. Moyer	67	1998	Chief Design Engineer of the Company and Director
Herbert Chang(1)(3)	47	1999	Lead Director/Nominee
Umesh Padval(1)(2)	52	2003	Director
Victor K. Lee(2)	53	2006	Director
Douglas McBurnie(2)(3)	67	2007	Director
Karen A. Smith Bogart(1)(3)	52	2007	Director
Dr. Jeff Zhou(1)	54	2010	Director

(1)	Member of the Compensation Committee
(2)	Member of the Audit Committee
(3)	Member of the Nominating and Corporate Governance Committee

Nominees for Class III Directors Whose Term Expires in 2010.

Herbert Chang has served on our Board since September 1999. Mr. Chang has been the President of InveStar Capital, Inc. since April 1996, Chief Executive Officer of C Squared Management Corporation since April 2004, and is currently a Managing Member of Growstar Associates, Ltd., which is the General Partner and the Fund Manager of VCFA Growth Partners, L.P. Mr. Chang’s companies focus on investing in companies in the semiconductor, telecommunications, networking, software, and/or Internet industries. Mr. Chang serves on the board of directors of Marvell Technology Group Ltd., and a number of private companies. Mr. Chang received a B.S. in geology from National Taiwan University and an M.B.A. from National Chiao Tung University in Taiwan.

Michael R. Hsing has served on our Board and as our President and Chief Executive Officer since founding Monolithic Power Systems in August 1997. Before founding our Company, Mr. Hsing held senior technical positions at Supertex, Inc. and Micrel, Inc. Mr. Hsing is an inventor on numerous patents related to the process development of bipolar mixed-signal semiconductor manufacturing. Mr. Hsing holds a B.S.E.E. from the University of Florida.

Incumbent Class I Directors Whose Term Expires in 2011

Victor K. Lee has served on our Board since September 2006. Mr. Lee currently serves as Chief Financial Officer and Secretary of Ambarella, Inc., a fabless semiconductor company. From December 2002 through June 2007, Mr. Lee served as Chief Financial Officer and Secretary of Leadis Technology Inc., a fabless semiconductor company. From February 2001 until December 2002, Mr. Lee was engaged as an independent consultant and from December 1999 to January 2001, Mr. Lee served as the Chief Financial Officer and Secretary of SINA Corporation, an Internet portal network company. From September 1998 to August 1999,

Mr. Lee was the Vice President and Acting Chief Financial Officer of VLSI Technology, Inc., a semiconductor manufacturer, and from 1997 to 1998, Vice President, Corporate Controller of VLSI Technology, Inc. From 1989 to 1997, Mr. Lee was a finance director at Advanced Micro Devices, Inc. Mr. Lee holds a B.S. in Industrial Engineering and Operations Research and an M.B.A. from the University of California, Berkeley.

Umesh Padval has served on our Board since April 2003. Mr. Padval is currently an Operating Partner at Bessemer Venture Partners. From September 2004 to August 2007, Mr. Padval was the Executive Vice President of the Consumer Products Group at LSI Logic Corporation, a producer of communications, consumer, and storage semiconductors and Senior Vice President of the Broadband Entertainment Division at LSI from June 2001 to August 2004. Mr. Padval served as the President of C-Cube Microsystems’ Semiconductor Division from October 1998 to May 2000 and as Chief Executive Officer and Director of C-Cube Microsystems Incorporated from May 2000 until June 2001, when C-Cube was sold to LSI. Prior to joining C-Cube, Mr. Padval held senior management positions at VLSI Technology, Inc. and Advanced Micro Devices, Inc. Previously, he served on the boards of Elantec Corporation and Pictos Technologies and is currently on the boards of Entropic Communications Incorporated, IDT Corporation and several privately held companies. Mr. Padval holds a Bachelor of Technology from the Indian Institute of Technology, Mumbai, and a Masters in Engineering from Stanford University.

Douglas McBurnie has served on our Board since May 2007. Mr. McBurnie is a retired semiconductor executive with over 35 years of industry experience. Since 1998, Mr. McBurnie served as a consultant to and director for several public and private technology companies, including Leadis Technology Inc. From 1997 to 1998, he was Senior Vice President, Computer, Consumer & Network Products Group of VLSI Technology, Inc. From 1994 to 1997, Mr. McBurnie served as Vice President and General Manager of several divisions at National Semiconductor. Mr. McBurnie holds a B.A. degree from Baldwin Wallace College.

Incumbent Class II Directors Whose Term Expires in 2012

James C. Moyer has served on our Board since October 1998 and has served as our Chief Design Engineer since September 1997. Before joining our Company, from June 1990 to September 1997, Mr. Moyer held senior technical positions at Micrel, Inc. Prior to that, Mr. Moyer held senior design engineering positions at Hytek Microsystems Inc., National Semiconductor Corporation, and Texas Instruments Inc. Mr. Moyer holds a B.A.E.E. from Rice University.

Karen A. Smith Bogart has served on our Board since May 2007. Ms. Smith Bogart is President of Pacific Tributes Inc., a start-up firm located in Santa Barbara, CA. From 2003 to 2006, Ms. Smith Bogart was Chairman and President, Greater Asia Region and Senior Vice President of Eastman Kodak Company, located in Shanghai, PRC. She previously managed many of Eastman Kodak’s largest global businesses, including Kodak Professional Imaging, Consumer Printing, and Consumer Cameras and Batteries. Ms. Smith Bogart holds a B.A. in Political Science from the State University of New York at Geneseo; a Masters in Industrial and Labor Relations from Cornell University; and an M.B.A. from the University of Rochester.

Dr. Jeff Zhou has served on our Board since February 2010. In 2010, Dr. Zhou was promoted to Chief Operating Officer at NDS Surgical Imaging. From 2008 to 2009, Dr. Zhou was Vice President of Global Engineering and General Manager of Asia Pacific Business at NDS Surgical Imaging. From 2005 to 2007, Dr. Zhou was Vice President of Engineering for several business divisions and General Manager of the China and India Design Centers at Flextronics Inc. From 2000 to 2005, he was Vice President and General Manager of several divisions at Honeywell International Inc. Dr. Zhou holds a Ph.D. degree in Electrical Engineering from the University of Florida.

There is no family relationship among any of our executive officers, directors and nominees.

Director Independence

The Board has determined that each of Karen A. Smith Bogart, Herbert Chang, Victor K. Lee, Douglas McBurnie, Umesh Padval and Jeff Zhou are “independent” under the applicable listing standards of The NASDAQ Stock Market (“NASDAQ”).

Director Qualifications

Our Board includes eight members who are well-qualified to serve on the Board and represent our stockholders’ best interests. Our Board consists of directors who have the following characteristics:

1.	Possess a professional background that would enable the development of a deep understanding of our business;

2.	Bring diversity to the Board through their experiences in various industries, both domestically and internationally;

3.	Are independent thinkers and work well together;

4.	Have the ability to embrace our values and culture;

5.	Have high ethical standards;

6.	Possess sound business judgment and acumen; and

7.	Are willing to commit their time and resources necessary for the Board to effectively fulfill its responsibilities.

We believe that each of the director nominees and the rest of the directors possess these attributes. In addition, the directors bring to the Board a breadth of experience, including extensive financial and accounting expertise, public company board experience, knowledge of the semiconductor business and technology, broad global experience, and extensive operational and strategic planning experience in complex, high-growth global companies.

The following describes the key qualifications, business skills, experience and perspectives that each of our directors and director nominees brings to the Board, in addition to the general qualifications described above and described in their individual biographies:

Michael R. Hsing	Mr. Hsing, the co-founder of the Company, is a visionary in power management technology as well as a strong leader, motivator and successful entrepreneur. Mr. Hsing provides the Board with valuable insight into management’s perspective with respect to the Company’s operations, and he provides the Board with the most comprehensive view of the Company’s operational history over the past few years. Under his leadership, the Company has experienced significant revenue growth and has been highly profitable. Since the Company’s initial public offering in 2004, shareholder value measured by market capitalization has increased more than three fold. Having worked in the semiconductor industry for over 25 years, Mr. Hsing’s experience and insight enable him to understand how to control costs effectively and maximize the Company’s technology advantages, which has helped to fuel the Company’s growth and created value for our stockholders. Based on the Board’s identification of these qualifications, skills and experiences, the Board has concluded that Mr. Hsing should serve as a director of the Company.

James C. Moyer	Mr. Moyer is a technical expert in the design of analog semiconductors. As co-founder of the Company, Mr. Moyer is intimately familiar with the Company and our products. Mr. Moyer brings insight to the Board because of his cumulative experience gained as an engineer and technical leader in the semiconductor industry. This experience gives him a highly developed understanding of the needs and requirements of the analog market for the Company’s complex products and allows him as a director to lead the Company in the right direction in terms of strategy and business approach. Based on the Board’s identification of these qualifications, skills and experiences, the Board has concluded that Mr. Moyer should serve as a director of the Company.

Herbert Chang	Mr. Chang has been a member of the Board since 1999, which gives him significant knowledge of our recent experiences and history. We also continue to benefit from the broad experience gained by Mr. Chang through his numerous successful investments in both public and private high-technology companies. Mr. Chang has served on several boards of the companies in which he has invested, which has given him significant leadership and oversight experience. In addition, through these board and investor responsibilities, Mr. Chang has developed a deep knowledge of the Company’s industry, the Company’s operations, and the accompanying complex financial transactions and controls necessary for us to succeed. Mr. Chang’s financial expertise has also helped the Board analyze significant complex financial transactions that the Company has considered from time to time. Mr. Chang also has very relevant international experience based on his educational background and work experience in the countries where the Company does business. Based on the Board’s identification of these qualifications, skills and experiences, the Board has concluded that Mr. Chang should serve as a director of the Company.

Umesh Padval	Mr. Padval’s combined engineering education and past experience as an executive at large semiconductor companies provides him with a solid understanding of both the business and technical side of the Company, which has proven to be a tremendous resource for the Board. Mr. Padval’s recommendations are important to the growth of the Company. Mr. Padval also sits on the boards of a number of public and private companies and is able to leverage that leadership and oversight experience for the benefit of the Company. His experience as a director of other publicly held companies is also valuable in providing the Board with insight on effective management and best practices techniques for our Board and committees of the Board. Based on the Board’s identification of these qualifications, skills and experiences, the Board has concluded that Mr. Padval should serve as a director of the Company.

Victor K. Lee

Mr. Lee is the financial expert on the Audit Committee of the Board. He has been the Chief Financial Officer at several public and private companies, and has worked in the semiconductor industry for over 25 years. Mr. Lee is familiar with not only the inner workings of the industry, but also has intimate knowledge of the financial issues that semiconductor companies often face. His experience has allowed him to understand the broad issues, in particular those affecting the financial and accounting aspects of our business, that the Board must consider and to make sound recommendations to the Company’s management and the Board. Mr. Lee also provides the Board with valuable insight into financial management, disclosure issues and tax matters relevant to our business. Based on the Board’s identification of these qualifications, skills and experiences, the Board has concluded that Mr. Lee should serve as a director of the Company.

Douglas McBurnie	Mr. McBurnie possesses 35 years of experience in the semiconductor industry, primarily in executive positions, which has given him valuable executive leadership experience. His understanding of the market and the competitive landscape in which the Company operates is a valuable asset to our Board in understanding how to help the Company succeed. Mr. McBurnie also served on a board of a public company and understands the importance of corporate governance as a result of this service. His experience as a director of another publicly held semiconductor company is valuable in providing insight on effective management and best practices techniques for our Board and committees of the Board. Based on the Board’s identification of these qualifications, skills and experiences, the Board has concluded that Mr. McBurnie should serve as a director of the Company.

Karen A. Smith Bogart	Ms. Bogart has held senior executive positions at several domestic and multi-national companies in various industries, which has given her significant executive leadership experience. She is a seasoned entrepreneur, which allows her to see issues from the perspective of the Company’s investors, and has experience outside of the semiconductor industry. Ms. Bogart has international experience in countries where MPS operates and understands the Company’s multi-national culture. Ms. Bogart’s experiences outside of the semiconductor industry have enabled her to bring a different perspective, with creative and different ideas, when addressing issues that the Board faces. Based on the Board’s identification of these qualifications, skills and experiences, the Board has concluded that Ms. Bogart should serve as a director of the Company.

Dr. Jeff Zhou	Dr. Zhou is a senior business executive with over 20 years of industry experience at large, multi-national corporations with global footprints. Dr. Zhou has an extensive background in the global manufacturing and electronics industry. This experience allows him to contribute his valuable executive leadership talent and understanding of international business to Board deliberations. Dr. Zhou’s recent appointment to the Board also allows him to bring a new perspective, new ideas and new outlooks to the Board. Based on the Board’s identification of these qualifications, skills and experiences, the Board has concluded that Dr. Zhou should serve as a director of the Company.

Board Leadership Structure

The Company has eight Board members, six of which the Board has determined are independent and two of which are insiders. The Board has designated one of the independent directors, Mr. Chang, as the Lead Director because our President and Chief Executive Officer, Mr. Hsing, also serves as the Chairman of the Board. We believe that the number of independent, experienced directors that make up our Board, along with the independent oversight of our Lead Director, benefits the Company and our stockholders by providing a counterbalance to the management perspective provided by Mr. Hsing and Mr. Moyer during Board deliberations.

We recognize that different board leadership structures may be appropriate for different companies. We believe that our current Board leadership structure is optimal for us. Our leadership structure demonstrates to our employees, suppliers, customers and other stakeholders that we are governed by strong, balanced leadership, with a single person setting the tone for the Board and management and having primary responsibility for managing our day-to-day operations. This message is increasingly important as we continue to seek to achieve business success through new product releases and gaining market share in our industry. At the same time, our leadership structure sends the message that we also value strong, independent oversight of our management operations and decisions in the form of our Lead Director. Further, having a single leader for both the Company and the Board eliminates the potential for strategic misalignment or duplication of efforts, and provides clear leadership for the Company.

As discussed above the positions of Chairman of the Board and President and Chief Executive Officer are held by the same person and the Board has appointed a Lead Director, Mr. Herbert Chang. Mr. Chang’s roles and responsibilities as the Lead Director include:

1.	Reviewing meeting agendas, schedules, and information sent to the Board;

2.	Retaining independent advisors on behalf of the Board, or committees, as the Board may determine is necessary or appropriate;

3.	Ensuring personal availability for consultation and communication with independent directors and with the Chairman of the Board, as appropriate;

4.	Performing such other functions as the independent directors may designate from time to time.

5.	Presiding at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

6.	Serving as liaison between the Chairman and independent directors;

7.	Calling meetings of independent directors; and

8.	Ensuring that the Board is at least two-thirds independent and that key committees are independent.

Our independent directors meet in executive session during a portion of every regularly scheduled Board meeting, and otherwise as needed. Our Lead Director presides over meetings of our independent directors and we believe that these meetings help to ensure an appropriate level of independent scrutiny of the functioning of our Board.

Board Oversight of Risk

The Board is primarily responsible for the oversight of risks that could affect the Company. The Company’s senior management team, which conducts the Company’s day-to-day risk management, is responsible for assisting the Board with its risk oversight function. This oversight is conducted principally through committees of the Board, as disclosed in the descriptions of each of the committees below and in the charters of each of the committees, but the full Board has retained responsibility for general oversight of risk. The Board satisfies its responsibility by requiring each committee chair to regularly submit reports regarding the committee’s considerations and actions, as well as by requiring officers responsible for oversight of particular risks within the Company to submit regular reports. As these reports are submitted independent of review by Mr. Hsing, our President and Chief Executive Officer and the Chairman of our Board, the Board believes that its conduct of its risk oversight function has no impact on the Board’s leadership structure other than to reinforce the involvement of the Board in ongoing management of the Company.

In addition to requiring regular reporting from committees and officers, the Board also hears from third-party advisors in order to maintain oversight of risks that could affect the Company, including the Company’s independent auditors, outside counsel, compensation consultants and others. These advisors are consulted on a periodic basis and as particular issues arise in order to provide the Board with the benefit of independent expert advice and insights on specific risk-related matters.

At its regularly scheduled meetings, the Board also receives management updates on the business, including operational issues, financial results and business outlook and strategy.

Our Audit Committee also assists the full Board in its oversight of risk by discussing with management the Company’s compliance with legal and regulatory requirements, the Company’s policies with respect to risk assessment and management of risks that may affect the Company, and the Company’s system of disclosure control and system of controls over financial reporting.

We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

Board Meetings and Committees

The Board held a total of six (6) meetings during 2009. During 2009, except for Mr. Moyer, each director attended at least 75% of the meetings of the Board and the committees upon which such director served.

Audit Committee. The Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the 1934 Act, which currently consists of three members: Victor K. Lee, Douglas McBurnie and Umesh Padval. Mr. Lee is the chairman of the Audit Committee. This committee oversees the Company’s financial reporting process and procedures, is responsible for the appointment and terms of engagement of the Company’s independent registered public accounting firm, reviews and approves the Company’s financial statements, and coordinates and approves the activities of the Company’s independent registered public accounting firm. The Board has determined that Mr. Lee is an “audit committee financial expert,” as defined under the rules of the Securities and Exchange Commission (“SEC”), and all members of the Audit Committee are “independent” in accordance with the applicable SEC regulations and the applicable listing standards of NASDAQ. The Audit Committee held five (5) meetings during 2009. The Audit Committee acts pursuant to a written charter adopted by the Board on April 19, 2010, which is available in the “Investor Relations” section of our website at http://www.monolithicpower.com and is also attached to this Proxy Statement as Appendix A.

Compensation Committee. The Board has designated a Compensation Committee consisting of four members: Karen A. Smith Bogart, Herbert Chang, Umesh Padval, and Jeff Zhou. Mr. Padval is the chairman of the Compensation Committee. This committee is responsible for providing oversight of the Company’s compensation policies, plans and benefits programs and assisting the Board in discharging its responsibilities relating to (a) oversight of the compensation of the Company’s Chief Executive Officer and other executive officers, and (b) approving and evaluating the executive officer compensation plans, policies and programs of the Company. The committee also assists the Board in administering the Company’s 2004 Equity Incentive Plan and 2004 Employee Stock Purchase Plan. The committee may delegate authority to subcommittees when appropriate. All members of the Compensation Committee are “independent” in accordance with the applicable listing standards of NASDAQ. The Compensation Committee held eight (8) meetings during 2009. The Compensation Committee acts pursuant to a written charter adopted by the Board on April 19, 2010, which is available in the “Investor Relations” section of our website at http://www.monolithicpower.com and is also attached to this Proxy Statement as Appendix B.

Nominating and Corporate Governance Committee. The Board has designated a Nominating and Corporate Governance Committee consisting of three members: Karen A. Smith Bogart, Herbert Chang and Douglas McBurnie. Ms. Smith Bogart is the chairwoman of the Nominating and Corporate Governance Committee. This committee is responsible for the development of general criteria regarding the qualifications and selection of

Board members, recommending candidates for election to the Board, developing overall governance guidelines and overseeing the overall performance of the Board. All members of the Nominating and Corporate Governance Committee are “independent” in accordance with the applicable listing standards of NASDAQ. The Nominating and Corporate Governance Committee held three (3) meetings in 2009. The Nominating and Corporate Governance Committee acts pursuant to a written charter adopted by the Board on April 19, 2010, which is available in the “Investor Relations” section of our website at http://www.monolithicpower.com and is also attached to this Proxy Statement as Appendix C.

Nomination Process

The Board has adopted guidelines for the identification, evaluation and nomination of candidates for director. The Nominating and Corporate Governance Committee considers the suitability of each candidate, including any candidates recommended by stockholders holding at least 5% of the outstanding shares of the Company’s voting securities continuously for at least 12 months prior to the date of the submission of the recommendation for nomination. If the Nominating and Corporate Governance Committee wishes to identify new independent director candidates for Board membership, it is authorized to retain and approve fees of third party executive search firms to help identify prospective director nominees. Our policy on board diversity relates to the selection of nominees for the Board. Our policy provides that while creating a Board with a variety of experiences and viewpoints should always be considered by the Nominating and Corporate Governance Committee when considering director nominees, a director nominee should neither be chosen nor excluded because of race, color, gender, national origin or sexual orientation or identity. Instead, in selecting a director nominee, the Nominating and Corporate Governance Committee focuses on skills, expertise or background that would complement the existing Board, recognizing that the Company’s businesses and operations are diverse and global in nature. While there are no specific minimum qualifications for director nominees, the ideal candidate should (a) exhibit independence, integrity, and qualifications that will increase overall Board effectiveness, and (b) meet other requirements as may be required by applicable rules, such as financial literacy or expertise for audit committee members. The Nominating and Corporate Governance Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination. After completing its review and evaluation of director candidates, the Nominating and Corporate Governance Committee recommends to the Board the director nominees for selection.

A stockholder that desires to recommend a candidate for election to the Board should direct such recommendation in writing to Monolithic Power Systems, Inc., 6409 Guadalupe Mines Road, San Jose, CA 95120, Attention: Corporate Secretary, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the nominating person’s ownership of Company stock. Such stockholder nomination must be made pursuant to the notice provisions set forth in the Company’s Bylaws and for each proposed nominee who is not an incumbent director, the stockholder’s notice must set forth all of the information regarding such proposed nominee set forth in the Company’s Bylaws.

Stockholder Communications

The Board has approved a Stockholder Communication Policy to provide a process by which stockholders may communicate directly with the Board or one or more of its members. You may contact any of our directors by writing to them, whether by mail or express mail, c/o Monolithic Power Systems, Inc., 6409 Guadalupe Mines Road, San Jose, CA 95120, Attention: Corporate Secretary. Any stockholder communications that the Board is to receive will first go to the Corporate Secretary, who will log the date of receipt of the communication as well as the identity of the correspondent in the Company’s stockholder communications log. The Corporate Secretary will review, summarize and, if appropriate, draft a response to the communication in a timely manner. The Corporate Secretary will then forward copies of the stockholder communication to the Board member(s) (or specific Board member(s) if the communication is so addressed) for review, provided that such correspondence concerns the functions of the Board or its committees or otherwise requires the attention of the Board or its members.

Attendance at Annual Meetings of Stockholders by the Board of Directors

We do not have a formal policy regarding attendance by members of the Board at our annual meetings of stockholders. One of our directors attended our 2009 Annual Meeting.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct, which is applicable to our directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics and Business Conduct is available in the “Investor Relations” section of our website at http://www.monolithicpower.com. The Company will disclose on its website any amendment to the Code of Ethics and Business Conduct, as well as any waivers of the Code of Ethics and Business Conduct, that are required to be disclosed by the rules of the SEC or NASDAQ.

Director Compensation

The Company’s compensation plan for its non-employee directors was developed by First Niagara, an independent consulting company hired by the Board, based on a review of the market data of our competitors and to reflect the time commitments our non-employee directors are asked to make to the Company. The non-employee director compensation plan provides a common base fee for each non-employee director, as well as additional fees for service on the various Board committees and supplemental fees for the role of committee chairman, as follows (all fees below per annum):

Base Fee	$30,000
Nominating and Corporate Governance Committee Chairman	$6,000
Nominating and Corporate Governance Committee Member	$3,000
Audit Committee Chairman	$15,000
Audit Committee Member	$7,500
Compensation Committee Chairman	$8,000
Compensation Committee Member	$4,000

Each year, on the date of the first meeting of the Board or Compensation Committee, as applicable, the Company grants each non-employee director who has been on the Board for at least six months an option to purchase 25,000 shares of Common Stock. This grant is effective as of the first day that the Company’s trading window re-opens (or as of the date of the meeting of the Board or Compensation Committee, as applicable, if the Company’s trading window is open on such date) and the option fully vests on the first anniversary of the date of grant and is otherwise governed by the terms of our 2004 Equity Incentive Plan. Additionally, the Company grants each new non-employee director an option to purchase 40,000 shares of Common Stock when joining the Board, which option vests over two years and is otherwise governed by the terms of the 2004 Equity Incentive Plan. The size and vesting schedule of the equity awards were selected following the review of competitive market data described above.

Throughout the year, director participation on the Board committees may have changed, so their actual payment may not reflect their current responsibilities. The following table sets forth the total compensation paid by the Company to each non-employee director in fiscal 2009. Mr. Hsing and Mr. Moyer, who are our employees, did not receive additional compensation for their services as directors. However, they had a role in setting director compensation for our non-employee directors.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Karen A. Smith Bogart(2)	38,500	153,693	192,193
Herbert Chang(3)	39,000	153,693	192,693
Victor Lee(4)	43,125	153,693	196,818
Douglas McBurnie(5)	42,000	153,693	195,693
Umesh Padval(6)	44,125	153,693	197,818

(1)	Reflects the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board, or FASB, ASC Topic 718 (disregarding an estimate of forfeitures related to service-based vesting conditions) for options granted to the non-employee directors in fiscal 2009, as further described above. As incumbent members of the Board, each non-employee director was granted an option to purchase 25,000 shares of common stock at an exercise price of $12.86 per share on February 18, 2009, the date of grant. The assumptions used to calculate the value of stock options are set forth under Note 7 of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for fiscal 2009 filed with the SEC on February 12, 2010. Each of the grants had a grant date fair market value of $153,693.
(2)	At December 31, 2009, the aggregate number of outstanding options held by Ms. Smith Bogart totaled 70,000.
(3)	At December 31, 2009, the aggregate number of outstanding options held by Mr. Chang totaled 165,000.
(4)	At December 31, 2009, the aggregate number of outstanding options held by Mr. Lee totaled 85,000.
(5)	At December 31, 2009, the aggregate number of outstanding options held by Mr. McBurnie totaled 60,000.
(6)	At December 31, 2009, the aggregate number of outstanding options held by Mr. Padval totaled 77,097.

Dr. Zhou was appointed to the Company’s Board on February 2, 2010 and, as such, did not receive any compensation for 2009.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Audit Committee of the Board has appointed Deloitte & Touche, LLP (“Deloitte & Touche”) as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2010. Deloitte & Touche has audited the Company’s financial statements since the Company’s 1999 fiscal year. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. Although ratification by stockholders is not required by law, the Board has determined that it is desirable to request ratification of this selection by the stockholders. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of the Company and its stockholders. If the stockholders do not ratify the appointment of Deloitte & Touche, the Audit Committee may reconsider its selection.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE, LLP AS THE COMPANY’S REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2010.

Accounting Fees

The following table shows the fees paid by the Company for the audit and other services provided by Deloitte & Touche for fiscal years 2009 and 2008 (in thousands):

	2009	2008
Audit Fees	$1,158	$1,518
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$1,158	$1,518

Audit Fees. In fiscal 2009 and fiscal 2008, audit fees consisted of fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of the interim financial statements included in the quarterly reports and the audit of the Company’s internal control over financial reporting.

Audit fees also include services that are normally provided by the independent auditors in connection with foreign statutory and regulatory filings and advice on audit and accounting matters that arise during, or as a result of, the audit or the review of interim financial statements, including the application of proposed accounting rules, statutory audits required by non-U.S. jurisdictions and the preparation of an annual “management letter” containing observations and discussions on internal control matters.

Pre-Approval of Audit and Non-Audit Services

The charter of the Company’s Audit Committee requires that the Audit Committee pre-approve all audit and non-audit services provided to the Company by its independent registered public accounting firm or subsequently approve non-audit services in those circumstances where a subsequent approval is necessary and permissible. All such services for fiscal 2009 and fiscal 2008 were pre-approved by the Audit Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 30, 2010 information relating to the beneficial ownership of the Company’s common stock or shares exchangeable into the Company’s common stock by: (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of the Company’s common stock, (ii) each director (or nominee), (iii) each of the named executive officers named in the Summary Compensation Table, and (iv) all directors and executive officers as a group.

Unless otherwise indicated, the address of each beneficial owner listed below is Monolithic Power Systems, Inc., 6409 Guadalupe Mines Road, San Jose, CA 95120.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned(1)
Executive Officers and Directors:
Michael R. Hsing(2)	1,562,573	4%
James C. Moyer(3)	1,510,021	4%
Paul Ueunten(4)	616,922	2%
Maurice Sciammas(5)	440,433	1%
Herbert Chang(6) (7)	398,008	1%
Deming Xiao(8)	328,797	1%
C. Richard Neely, Jr.(9)	139,328	*
Victor K. Lee(10)	85,000	*
Umesh Padval(11)	77,097	*
Karen A. Smith Bogart(12)	70,000	*
Douglas McBurnie(13)	60,000	*
Jeff Zhou(14)	—	*

All directors and executive officers as a group (12 persons)(15)	5,288,179	14%

Other 5% shareholders:
FMR LLC, 82 Devonshire Street, Boston, MA 02109(16) (21)	3,970,518	11%
Alger Fred Management Inc., 111 Fifth Avenue, New York, NY 10003(17) (21)	2,324,759	7%
BlackRock Inc., 40 East 52nd Street, New York, NY 10022(18) (21)	2,305,049	6%
Wells Fargo & Co., 420 Montgomery Street, San Francisco, CA 94104(19) (21)	1,985,593	6%
Columbia Wanger Asset Management LP, 227 West Monroe Street, Suite 3000, Chicago, IL 60606(20) (21)	1,906,700	6%

*	Represents beneficial ownership of less than 1%.
(1)	Based on 35,741,650 shares of our common stock outstanding on March 30, 2010. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of March 30, 2010 are considered to be outstanding and beneficially owned by such person. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(2)	Includes (i) 498,566 shares held of record by Michael Hsing and Sharon Z. Hsing, husband and wife, as joint tenants, (ii) 133,040 shares held of record by Michael Hsing and Sharon Hsing, Co-Trustees of the Michael Hsing 2004 Trust, (iii) 133,040 shares held of record by Michael Hsing and Sharon Hsing, Co-Trustees of the Sharon Hsing 2004 Trust, (iv) 515,085 shares of our common stock issuable under options exercisable within 60 days of March 30, 2010 and (v) 211,250 shares of restricted stock.
(3)	Includes (i) 487,703 shares held in the Moyer Family Revocable Trust (ii) 125,749 shares of our common stock issuable under options exercisable within 60 days of March 30, 2010 and (iii) 6,000 shares of restricted stock.

(4)	Includes (i) 190,482 shares of our common stock issuable under options exercisable within 60 days of March 30, 2010, (ii) 153,556 shares held of record by the Ueunten Trust I, (iii) 123,900 shares held of record by the Ueunten Trust II, (iv) 30,550 shares held of record by the Ueunten Trust III, (v) 30,550 shares held of record by the Ueunten Trust IV and (vi) 33,750 shares of restricted stock.
(5)	Includes (i) 224,416 shares of our common stock issuable under options exercisable within 60 days of March 30, 2010, (ii) 95,934 shares held of record by Maurice Sciammas and Christina Sciammas, Co-Trustees of the Sciammas Family Living Trust, (iii) 24,671 shares held of record by Maurice Sciammas and Christina Sciammas, Co-Trustees of the Maurice Sciammas 2004 Trust, (iv) 24,671 shares held of record by Maurice Sciammas and Christina Sciammas, Co-Trustees of the Christina Sciammas 2004 Trust and (v) 33,750 shares of restricted stock.
(6)	Includes (i) 31,189 shares held of record by InveStar Capital, Inc. and (ii) 201,819 shares held of record by VCFA Growth Partners, L.P. For each of these entities, the voting and/or dispositive power is held by Mr. Chang. Mr. Chang disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in such shares.
(7)	Includes 85,000 shares of our common stock issuable upon options exercisable within 60 days of March 30, 2010.
(8)	Includes (i) 220,969 shares of our common stock issuable under options exercisable within 60 days of March 30, 2010 and (ii) 90,000 shares of restricted stock. Excludes (i) 95,437 shares of our common stock issuable under options exercisable within 60 days of March 30, 2010 and (ii) 4,110 shares and 11,500 shares of restricted stock owned by Julia Chu, Mr. Xiao’s wife. See Certain Relationships and Related Transactions below.
(9)	Includes (i) 104,773 shares of our common stock issuable upon options exercisable within 60 days of March 30, 2010 and (ii) 33,750 shares of restricted stock.
(10)	Includes 85,000 shares of our common stock issuable upon options exercisable within 60 days of March 30, 2010.
(11)	Includes 77,097 shares of our common stock issuable upon options exercisable within 60 days of March 30, 2010.
(12)	Includes 70,000 shares of our common stock issuable upon options exercisable within 60 days of March 30, 2010.
(13)	Includes 30,000 shares of our common stock issuable upon options exercisable within 60 days of March 30, 2010.
(14)	Dr. Zhou joined the Board in February 2010 and as such, does not own any shares of MPS as of March 30, 2010.
(15)	Includes 1,628,571 shares of our common stock issuable under options exercisable within 60 days of March 30, 2010.
(16)	Pursuant to a 13G filed with the SEC on February 16, 2010, (i) 82 Devonshire Street, a wholly-owned subsidiary of FMR LLC beneficially owns 3,967,118 shares and Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole dispositive power over 3,967,118 shares owned by the Funds and (ii) Pyramis Global Advisors Trust Company (PGATC), an indirect wholly-owned subsidiary of FMR LLC and a bank beneficially owns 3,400 shares and Edward C. Johnson 3d and FMR LLC, through its control of PGATC, each has sole dispositive power over 3,400 shares and sole power to vote or to direct the voting of 0 shares of common stock owned by the institutional accounts managed by PGATC.
(17)	Pursuant to a 13G filed with the SEC on February 16, 2010, Fred Alger Management, Inc. and Alger Associates, Incorporated beneficially own and have sole voting and dispositive power over 2,324,759 shares.
(18)	Pursuant to a 13G filed with the SEC on January 29, 2010, BlackRock, Inc. beneficially owns and has sole voting and dispositive power over 2,305,049 shares.
(19)	Pursuant to a 13G filed with the SEC on January 21, 2010, Wells Fargo and Company beneficially own 1,985,593 shares, have sole voting power over 1,929,876 shares, have shared voting power over 1,914 shares, have sole dispositive power over 1,971,635 shares and have shared dispositive power over 5,000 shares.

(20)	Pursuant to a 13G filed with the SEC on February 1, 2010, Columbia Wanger Asset Management, L.P. beneficially owns and has sole dispositive power over 1,906,700 shares and has sole voting power over 1,904,500 shares.
(21)	Represents ownership as of December 31, 2009 obtained from Form 13G filings. The ownership as of March 30, 2010 was not publicly available.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and regulations of the SEC thereunder require the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of initial ownership and changes in ownership with the SEC. Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that, during 2009, all of the Section 16(a) filing requirements applicable to its executive officers, directors and 10% stockholders were complied with.

Certain Relationships and Related Transactions

The Company has a written policy on related party transactions, as defined in the Company’s Code of Ethics and Business Conduct and the Audit Committee Charter. In accordance with the Company’s Code of Ethics and Business Conduct, it is the responsibility of our employees and directors to disclose any significant financial interest in a transaction between the Company and a third party, including an indirect interest, through, for example, a relative or significant other. It is also the responsibility of our Audit Committee, as described in the Audit Committee Charter, to review on an ongoing basis all related party transactions and approve these transactions before they are entered into.

Mr. Xiao’s spouse, Julia Chu, is an employee of the Company. In her role as Director of Quality Improvement and Failure Analysis, Ms. Chu received a base salary of $158,000 and a non-equity incentive award of $67,581 for her contribution during 2009. Ms. Chu’s award was approved by the Compensation Committee and not specifically by the Audit Committee.

EXECUTIVE OFFICER COMPENSATION

Compensation Discussion and Analysis

Overview

The primary goal of our named executive officer compensation program is the same as our goal for operating the Company—to create long-term value for our stockholders. Toward this goal, we have designed and implemented our compensation programs for our named executives to motivate and reward them for sustained financial and operating performance and leadership excellence, to align their interests with those of our stockholders and to encourage them to remain with the company for long and productive careers. Most of our compensation elements simultaneously fulfill one or more of our performance, alignment and retention objectives. These elements consist of salary, long-term equity and short-term non-equity incentive compensation. In deciding on the type and amount of compensation for each executive, we focus on both current pay and the opportunity for future compensation. We feel that maintaining a balance of short-term and long-term compensation elements encourages decision making that optimizes short-term results and at the same time, is in keeping with the long-term goals of the Company. We combine the compensation elements for each executive in a manner we believe optimizes the executive’s contribution to the Company.

Determining Compensation

In 2009, First Niagara was retained by the Compensation Committee to conduct an independent review of the Company’s executive compensation program, focusing on:

•

The external reasonableness of the Company’s executive compensation program, which program includes such components as base compensation and non-equity and equity incentive awards, compared to the executive compensation programs of other publicly-traded technology companies of similar size and market value; and

•	The program’s effectiveness in supporting the Company’s ongoing business strategy.

Other than its independent review of the Company’s non-employee director and executive compensation programs, First Niagara did not perform any other work for the Company.

In 2009, the Company’s compensation programs were compared to 14 publicly-traded semiconductor companies, each with market capitalization of between $480.0 million and $2.0 billion. The Company’s market capitalization was in the mid-range of the group, making this group ideal for direct compensation comparisons. The peer group was developed by First Niagara with the assistance from management and the Compensation Committee, and consists of: Atheros Communications, Cavium Networks, Inc., Fairchild Semiconductor, Integrated Device Technologies, International Rectifier, Intersil Corporation, Microsemi Corporation, Netlogic Microsystems Inc., Power Integrations Inc., RF Micro Devices, Inc., Rambus Inc., Semtech Corporation, Standard Microsystems and Volterra Semiconductor.

In its review of the Company’s executive compensation program, First Niagara considered all elements of total direct compensation for all of the Company’s executive officers. First Niagara’s review included an analysis of cash compensation, including base compensation and non-equity incentive plan awards, and equity incentives for both individual officers and the Company in total. For equity grants, consideration was given to the value, timing and performance-based features of the equity awards granted to our executives and the total potential dilution from equity compensation programs. The details regarding the results of the review are as follows:

•

The base compensation of the Company’s executive officers was compared to the median and 75th percentile of the surveyed companies, with there being a modest lag to the median in the base compensation for certain of our named executives. For the remaining executive officers, their current base compensation is at or slightly above the median and below the 75th percentile. The relationship to the median in the base compensation for these executive officers reflects the broader responsibilities and higher value of these positions at MPS.

•

The non-equity incentive award opportunities for MPS’ executive officers were compared to bonus opportunities at the surveyed companies. Based on the results, First Niagara did not recommend any revision to the target incentive opportunities. According to the report by First Niagara, the performance criteria in the plan and the weighing between individual and company performance reflects best practices for achieving a desirable balance across company, team and individual performance. The plan document appropriately includes the ability for the Compensation Committee to use discretion in operating the plan as well as incorporates the use of discretion by the Chief Executive Officer to adjust awards to recognize high performance that are not included in the planned performance metrics.

•

The equity incentive awards for MPS’ executive officers were compared to those granted at the surveyed companies. According to the report by First Niagara, MPS’ equity usage reflects practices typical to a growing, performance-based organization that is strongly tied to the interests of shareholders. A considerable amount of each executive’s compensation opportunity is tied to stock price improvement. MPS also began using performance criteria for vesting certain awards, which also maintains a shareholder-focused award program.

Based on the analysis described above, First Niagara concluded that the compensation for our named executive officers generally reflects the competitive market, taking into account the intended compensation philosophy of the Company, which is to provide executive compensation that is performance based and in alignment with shareholders’ interests, and that assists with employee retention.

The Role of the Compensation Committee and CEO

The Compensation Committee has primary responsibility for overseeing the design, development and implementation of the compensation program for the CEO and the other named executive officers. The Compensation Committee Charter, which is available in the “Investor Relations” section of our website at http://www.monolithicpower.com, was originally adopted on October 26, 2007, and is updated periodically. The Compensation Committee meets on no less than a quarterly basis (in 2009 it met eight times) and has the authority to delegate any of its responsibilities to subcommittees as appropriate.

The Compensation Committee independently evaluates the performance of the CEO and determines CEO compensation in light of the goals and objectives of the compensation program. The CEO and the Compensation Committee together assess the performance of the other named executive officers and determine their compensation, based on initial recommendations from the CEO. The other named executive officers do not play a role in their own compensation determinations, other than calculating achievement compared to discrete financial objectives, discussing individual performance objectives with the CEO and assisting with the compilation of external benchmark data for the Compensation Committee to review. The Company’s CEO regularly attends the meetings of the Compensation Committee. In 2009, the Company’s CEO attended all of the meetings of the Compensation Committee. The Compensation Committee does, however, regularly meet in closed session without the CEO or other management personnel present.

Base Compensation

The current base compensation for our named executives is as follows:

Named Executive Officer	Base Salary
Michael Hsing	$400,000
Deming Xiao	$320,000
Maurice Sciammas	$300,000
Paul Ueunten	$280,000
C. Richard Neely, Jr.	$280,000

There have been no increases in the base compensation of our named executive officers in 2009, other than what was disclosed in the Company’s last definitive proxy statement and Mr. Xiao, whose base compensation increased from $300,000 in 2009, as described below.

In February 2010, the Compensation Committee, having reviewed the study by First Niagara and taking into account the roles and responsibilities of our named executive officers, increased Mr. Xiao’s annual salary from $300,000 to $320,000. The Compensation Committee determined to make this annual salary adjustment because Mr. Xiao’s job responsibilities increased significantly since assuming his role as President of MPS Asia in 2008. Mr. Xiao is now managing manufacturing and research and development teams both in the United States and in China.

The increase in the base compensation of our executive officers in 2008 and 2009 generally brought their cash compensation up to the median levels of the peer group. The Compensation Committee feels that these are appropriate levels of base compensation for the named executive officers because it results in their salaries being more competitive and consistent with the salaries offered at the peer group companies.

Long-term Equity Incentive Compensation

Long-term equity awards are designed to reward and help us retain our valued executives, to help us effectively compete for executives that can strategically position the Company for future growth and financial success, and to encourage our executives to focus on achieving both short-term goals as well as long-term development goals for the future.

Stock option awards are granted to encourage long-term retention and performance and remain a popular means of compensation for the following reasons: (1) goal-setting is not required; (2) the related compensation is essentially tax-deferred; and (3) employees generally receive more shares than if restricted shares were used, which increases the employees upside potential if the stock price increases. Performance units are generally granted in lower quantities and are used to reward individual outstanding performance. There are several types of performance units:

•

those that convey immediate value on vesting, and as such, the executive is assured some amount of value as long as he/she remains employed through the vesting period. Vesting periods may vary, at the discretion of the Compensation Committee; and

•

those that are time-based but have an acceleration component that is performance-based. The performance-based objectives include, but are not limited to, meeting non-GAAP earnings per share targets and completing certain management objectives.

Generally, options and performance units granted to our named executive officers vest over a period of four years as determined by the Compensation Committee. The Compensation Committee believes that this vesting schedule for our named executive officers is appropriate because such vesting period provides a proper incentive to the named executive officers while still retaining the long-term retention goals of such awards.

In granting options and performance units to our named executive officers under the Company’s 2004 Equity Incentive Plan, the Compensation Committee bases the size of the awards on such considerations as the value of options and restricted stock awarded to individuals in comparable positions at peer group companies, the Company’s and individual’s performance against the Company’s goals and the goals set for such individual, the number of options and performance units currently held by the executive officer and the overall percentage of shares held by executive officers. In 2009, we did not grant any equity awards to purchase our common stock to our incumbent officers.

The Company granted performance units to all of its named executive officers in February 2008. With the exception of the award to Mr. Xiao, those awards had an acceleration feature that was based on the Company’s percentage growth in revenue relative to certain of the Company’s peers and the Company’s overall earnings margin relative to the semiconductor industry. In February 2010, the Compensation Committee determined that the 2009 acceleration metric for these performance units was satisfied and therefore approved the acceleration of these performance units to our named executive officers, as follows:

Name	Number of Shares Accelerated in February 2010	Number of Shares to be Accelerated in February 2011
Michael Hsing	3,750	3,750
Maurice Sciammas	1,250	1,250
Paul Ueunten	1,250	1,250
C. Richard Neely, Jr.	1,250	1,250

The award to Mr. Xiao had an acceleration feature that was based on meeting certain management objectives. In February 2010, the Compensation Committee determined that the 2009 acceleration metric for these performance units was satisfied and approved the acceleration of 7,500 shares in each of April 2010 and February 2011.

On February 25, 2010, the Board granted the following performance units to our named executive officers. These performance units generally vest over four years, with a graded acceleration feature that allows all or a portion of these awards to be accelerated if certain performance conditions are satisfied. The amount of shares to be accelerated is based on achieving certain performance targets, with the minimal acceleration occurring if performance exceeds at least 110% of non-GAAP earnings per share set forth in the Company’s annual operating plan approved by the Board, as determined by the Compensation Committee in its sole discretion. The Compensation Committee has the discretion not to accelerate any shares, if it so chooses, even if the performance targets are met.

Name	Number of Performance Units Granted
Michael Hsing	200,000
Deming Xiao	60,000
Maurice Sciammas	30,000
Paul Ueunten	30,000
C. Richard Neely, Jr.	30,000

The number of units that were granted was dependent on the position and responsibility of each of the named executive officers and the extent to which each of these officers was viewed as being able to develop the vision, drive the strategy and affect certain cost savings for the Company at large.

Short-Term Non-Equity Incentive Compensation

In 2009, the Compensation Committee approved non-equity incentive bonus opportunities based on meeting certain revenue and non-GAAP financial targets and achieving certain corporate and individual goals during 2009. The Compensation Committee felt that the performance criteria in the plan and the weighting between individual and company performance reflects best practices for achieving a desirable balance across company, team and individual performance. For purposes of this metric, non-GAAP operating income is defined as GAAP operating income, less stock-based compensation expense and extraordinary one-time charges. The plan has variable performance payouts based on achieving financial and discretionary goals. The plan structure is as follows:

1.

A target bonus as a percentage of salary was established for each of the executive officers (see table below). Actual results that were 90% or less of the defined metrics resulted in zero bonus payouts, actual results equal to the defined metrics resulted in the target bonus payout, and actual results above

100% up to 115% of the defined metrics resulted in increasing target bonus payouts up to a maximum limit for each executive as described in the table below.

2.	For the executive officers, excluding the CEO:

a.	75% of the target bonus is evenly allocated between the Company’s revenue and operating income targets, as established in the annual operating plan.

b.	15% of the target bonus is established based on achievement of management objectives, as approved by the CEO and the Compensation Committee.

c.	Finally, the CEO can authorize the remaining 10% of target bonus for the other executive officers based on his discretion, subject to Compensation Committee approval.

3.	For the CEO:

a.	The CEO’s target bonus is 100% based on Company revenue and operating income.

b.	The Compensation Committee can authorize an additional 20% of target bonus for the CEO.

For 2009, the non-equity incentive opportunities as a percentage of base salaries were as follows:

Name	Minimum	Target	Maximum
Michael R. Hsing	0%	100%	220%
Deming Xiao	0%	80%	156%
Maurice Sciammas	0%	80%	156%
Paul Ueunten	0%	80%	156%
C. Richard Neely, Jr.	0%	80%	156%

The maximum potential payout for each of our named executive officers for 2009 was:

Name	Maximum Payout
Michael R. Hsing	$880,000
Deming Xiao	$468,000
Maurice Sciammas	$468,000
Paul Ueunten	$437,000
C. Richard Neely, Jr.	$437,000

2009 was a difficult year due to the financial market crisis that impacted the semiconductor industry starting in the fourth quarter of 2008 and continuing into the first quarter of 2009. Decisions regarding revenue and non-GAAP financial targets were made based on the best information available at the beginning of 2009, which information the Compensation Committee used to set the targets. During the course of the year, however, the economic outlook improved and the Company had a much better year than originally anticipated. As a result, the non-equity incentive plan formulas would have amounted to the maximum payout under the plan for each of our executive officers. When the Compensation Committee and CEO determined the payouts based on actual performance during the second half of 2009, they decided to significantly reduce actual payouts because of the unusual economic circumstances surrounding the annual targets. These non-equity incentive payouts have been reflected in the Summary Compensation Table below.

Severance and Change-in-Control Arrangements

We have severance and change-in-control arrangements with all of our named executive officers pursuant to employment agreements, which provide for such executives to receive certain payments and benefits upon termination of their employment with the Company in certain circumstances, including in connection with a change-in-control. For all change-in-control arrangements, the named executive officer is entitled to benefits if his or her employment is terminated without cause or if he or she leaves for good reason within one year following a change-in-control. A “change-in-control” of the Company refers to a merger or consolidation after which our shareholders do not hold a majority of our outstanding voting securities, any transaction involving the transfer of greater than 50% of our voting power, or a sale of substantially all our assets. “Cause” is generally defined as: the named executive officer’s failure to perform the duties or responsibilities of his or her employment, the named executive officer personally engaging in illegal conduct that is detrimental to the Company, the named executive officer being convicted of or pleading nolo contendere to a felony or other crime involving moral turpitude, or the named executive officer committing a material act of dishonesty, fraud or misappropriation of property. “Good Reason” generally means the named executive officer’s termination of employment following the expiration of any cure period following the occurrence of: a material reduction in compensation (except where a substantially equivalent reduction is applied to all officers of the Company), a material reduction in the named executive officer’s duties, or a material change in the location at which the named executive officer performs services.

The Company implemented the severance and change-in-control agreements for retention purposes and to ensure the continued loyalty and service of our named executive officers notwithstanding the possibility of a change-in-control. These arrangements were subjectively determined through negotiations with each named executive officer and are discussed in “Potential Payments Upon Termination or Termination Upon Change-in-Control with Termination” below.

Other Compensation

The Compensation Committee does not provide compensation packages for our executives that include extravagant perquisites nor do we provide our executives with non-qualified deferred compensation plans and defined benefit plans, other than our 401(k) plan for which our Company does not make a matching contribution. The Company also offers a number of other benefits to named executive officers pursuant to benefit programs that provide for broad-based employee participation. These benefit programs include the Employee Stock Purchase Program, broad-based equity awards, medical, dental and vision insurance, long-term and short-term disability insurance, life and accidental death and dismemberment insurance and health and dependent care flexible spending accounts.

We do not provide pension arrangements or post-retirement health coverage for our named executive officers or other employees.

Equity Incentive Grant Policies

We maintain the Monolithic Power Systems Equity Award Grant Policy, which is designed to comply with: (i) the administrative provisions of the Company’s 2004 Equity Incentive Plan and such other plans as the Company may adopt from time to time (which we refer to collectively as the Plans), (ii) the requirements of the Delaware General Corporation Law, (iii) the corporate governance requirements of NASDAQ, (iv) applicable rules and regulations of the SEC, including those relating to Section 16 of the 1934 Act, and (v) relevant sections of the Internal Revenue Code, including Sections 422 (incentive stock options), 409A (deferred compensation) and 162(m) (performance based compensation). Grants to our named executive officers are made pursuant to this policy. Grants to our named executive officers must be approved by the Board and will only be granted at specific times during the year, as described in further detail below.

Plan and Corporate Authorization

Under the Plans, the authorization to administer the grant of equity incentive awards is conferred upon the Board or any committee of the Board as properly constituted under applicable laws. The Board has delegated to the Compensation Committee the authority to serve as administrator of the Plans (including the authority to grant awards under the Plans), and has approved a charter outlining the responsibilities of this committee which also includes this express authority. The delegation of authority to the Compensation Committee is not exclusive; the

Board retains the right to formally approve award grants as well. The Compensation Committee may form and delegate authority to subcommittees when appropriate.

In addition, the Board has delegated limited authority for grants of equity awards under the Plans to new employees and consultants to a committee consisting of the Chief Executive Officer (which committee we refer to as the Equity Award Committee). The authority does not extend to grants to the named executive officers. The delegation of authority to the Equity Award Committee is not exclusive; the Board and Compensation Committee retain the right to formally approve award grants as well.

Equity Grants to New Hires

It is the Company’s policy not to time equity award grants in relation to the release of material non-public information, and it is the intent of this policy to specify the timing of effectiveness of equity awards granted hereunder in order to avoid such timing. This policy applies to all employees of the Company, including the named executive officers.

Grants to newly hired employees and consultants (other than Executive Officers as defined below) will generally be made on the first Monday and third Monday of each month. Management submits the Company’s employee equity award recommendations to the Equity Award Committee and/or the Compensation Committee and, if such equity awards are approved by the Equity Award Committee or the Compensation Committee, such equity awards will be granted effective as of the date of a meeting approving such awards as evidenced by written minutes of such meeting or the date of the last verification signature or electronic verification over email in the event of a written consent in lieu of the meeting. In the event that the Compensation Committee meets on any date other than the first Monday or third Monday of the month, the awards approved at such meeting for newly hired employees who are not Executive Officers will be granted and priced effective as of the next scheduled grant date.

New hire grants made to “Executive Officers” (defined as the Chief Executive Officer, Chief Financial Officer, Chief Legal Officer, Chief Operations Officer, President, employees who are members of the Board and any other employee determined by the Board to be an Executive Officer) may not be granted by the Equity Award Committee and will only be granted on the date of the next regularly scheduled Board meeting subsequent to the Executive Officer’s start date and following the recommendation of such grant by the Compensation Committee.

Equity Grants to Existing Employees or Incumbent Members of the Board

Generally, annual grants of equity awards shall be made to key performers quarterly at a regularly scheduled Board meeting for employees who are not Executive Officers. Grants of equity awards to Executive Officers shall be made four times per year in an open trading window by the Board or the Compensation Committee at a regularly scheduled meeting following the approval of such equity awards by the Compensation Committee to help avoid making such grants at a time when the Company’s trading market may not be in possession of material information regarding the Company.

Equity awards to non-employee members of the Board shall be made by the Board or pursuant to any automatic grant provisions in the Plans.

Prior to the adoption of a formal equity incentive grant policy, we granted equity instruments in a manner similar to the process described above.

There are no stock ownership guidelines for the Company’s named executive officers. The Company has chosen not to implement stock ownership guidelines for its named executive officers because there are a limited number of executive officers of the Company and many of them own a large number of shares in the Company. As of December 31, 2009, our executive officers, directors and affiliates beneficially owned 30% of the Company’s common stock.

Tax and Accounting Impacts of Equity Grants

In issuing equity incentive grants to our employees, including our named executive officers, the accounting and tax impacts on the Company’s income statement are looked at regularly and are an integral part of the financial planning process.

COMPENSATION COMMITTEE REPORT

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis with the Company’s management. Based upon such review and discussion, the Compensation Committee recommended that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement for the 2010 Annual Meeting of Stockholders and its Annual Report on Form 10-K for the year ended December 31, 2009.

Members of the Compensation Committee:

Umesh Padval, Chairman

Karen A. Smith Bogart

Herbert Chang

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during 2009 were Karen A. Smith Bogart, Herbert Chang, and Umesh Padval. No Compensation Committee member was at any time during 2009, or at any other time, an officer or employee of the Company or any of its subsidiaries. No executive officer of the Company serves on the board or compensation committee of any entity that has one or more executive officers serving on the Company’s Board or Compensation Committee.

Summary Compensation Table

The following table sets forth the annual compensation for our Chief Executive Officer, Chief Financial Officer and our three other most highly compensated executive officers in 2009, 2008 and 2007, which officers together constitute our named executive officers.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Michael R. Hsing, Chief Executive Officer, President and Chairman of the Board	2009	400,000	—	—	600,000		1,000,000
	2008	400,000	468,000	2,047,680	545,100	—	3,460,780
	2007	325,231	—	1,381,830	188,500	—	1,895,561

Deming Xiao, Senior Vice President of Operations	2009	297,615	—	—	325,000		622,615
	2008	280,000	936,000	619,628	276,500		2,112,128
	2007	254,269	178,315	307,456	145,000	—	885,040

Maurice Sciammas, Senior Vice President of Worldwide Sales and Tactical Marketing	2009	297,615	—	—	285,000		582,615
	2008	280,000	156,000	619,628	276,500	—	1,332,128
	2007	254,269	178,315	438,125	145,000	—	1,015,709

Paul Ueunten, Senior Vice President of Engineering	2009	276,662	—	—	285,000		561,662
	2008	247,692	156,000	484,797	258,650	—	1,147,139
	2007	203,415	152,000	512,697	116,000	59,085	1,043,198

C. Richard Neely, Jr., Senior Vice President and Chief Financial Officer	2009	280,000	—	—	245,000		525,000
	2008	280,000	156,000	402,644	246,500	—	1,085,144
	2007	254,269	178,315	230,592	145,000	—	808,176

(1)	Amounts reported in this column have been recomputed in accordance with FASB ASC Topic 718 disregarding an estimate of forfeitures related to service-based vesting conditions.
(2)	The Non-Equity Incentive Plan Compensation amounts for Messrs. Hsing, Neely, Xiao, Ueunten and Sciammas for 2009 are based on the Company’s non-equity incentive plan, the details of which are disclosed in the Compensation Discussion Analysis, Short-term, Non-Equity Incentive Compensation section in this Proxy Statement. These amounts are the actual non-equity incentive payouts which have been approved by the Compensation Committee of the Board and take into consideration each individual’s performance as well as the Company’s achievement of revenue and non-GAAP operating income for the year ended December 31, 2009.

Grants of Plan-Based Awards for the Fiscal Year Ended December 31, 2009

There were no equity awards granted to our executive officers in 2009. The actual non-equity incentive payouts for 2009 are included in the “Summary Compensation Table” above.

The named executive officers are parties to employment agreements with the Company. For more information about these agreements, see “potential Payments Upon Termination or Termination Upon Change-in-Control—Employment Agreements and Change in Control Arrangements” below.

Outstanding Equity Awards at Fiscal 2009 Year-End

The following table sets forth, as to the named executive officers, certain information concerning their outstanding equity awards at December 31, 2009.

	Option Awards(1)					Stock Awards(2)
Name	Stock Options Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Restricted Stock Vesting Commencement Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Michael R. Hsing	1/13/2004	300,000	—	5.00	1/13/2014	2/8/2008	22,500	539,325
	1/26/2005	19,774	—	7.77	1/26/2015
	2/27/2007	88,541	36,459	12.99	2/27/2014
	8/3/2007	43,750	31,250	18.77	8/3/2014
	2/8/2008	—	75,000	15.60	2/8/2015
	10/28/2008	—	300,000	15.74	10/28/2015

Deming Xiao	1/13/2004	46,875	—	5.00	1/23/2014	2/8/2008	45,000	1,078,650
	12/1/2004	70,696	13	10.91	12/7/2014
	10/26/2006	55,416	14,584	11.85	10/26/2013
	8/3/2007	23,333	16,667	18.77	8/3/2014
	2/8/2008	—	23,450	15.60	2/8/2015
	10/28/2008	—	90,000	15.74	10/28/2015

Maurice Sciammas	9/10/2003	30,000	—	1.20	9/11/2013	2/8/2008	7,500	179,775
	1/26/2005	24,000	—	7.77	1/26/2015
	6/15/2005	85,000	—	9.32	6/15/2015
	10/26/2006	31,666	8,334	11.85	10/26/2013
	8/3/2007	33,250	23,750	18.77	8/3/2014
	2/8/2008	—	23,450	15.60	2/8/2015
	10/28/2008	—	90,000	15.74	10/28/2015

Paul Ueunten	6/15/2005	50,000	—	9.32	6/15/2015	2/8/2008	7,500	179,775
	10/26/2006	19,791	5,209	11.85	10/26/2013
	7/27/2007	46,520	30,480	16.00	7/27/2014
	2/8/2008	—	18,750	15.60	2/8/2015
	10/28/2008	—	70,000	15.74	10/28/2015

C. Richard Neely, Jr.	9/6/2005	20,850	—	8.41	9/22/2015	2/8/2008	7,500	179,775
	10/26/2006	42,816	14,584	11.85	10/26/2013
	8/3/2007	17,500	12,500	18.77	8/3/2014
	2/8/2008	—	23,450	15.60	2/8/2015
	10/28/2008	—	50,000	15.74	10/28/2015

(1)	Grants of options are based on a four year vesting schedule, with 25% of each award vesting one year after the vesting commencement date and 1/48th of each award vesting each month thereafter. Grants of options on or after October 26, 2006 are refresh grants and based on a four year vesting schedule, with 50% of each award vesting after two years from vesting commencement date and 1/48th of each award vesting each month thereafter.
(2)	Grants of stock awards vest as follows: All grants in 2008 vest 25% each year following the vesting commencement date, unless the grants are accelerated based on satisfying certain performance goals as detailed in the “Compensation Discussion and Analysis—Long-term, Equity Incentive Compensation” section in this Proxy Statement. The market value of the shares that have not vested is based on the closing market price of the stock on the last trading day of fiscal 2009 of $23.97 per share.

Option Exercises and Stock Vested

The following table sets forth, as to the named executive officers, certain information concerning the options exercised and stock vested during the year ended December 31, 2009.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Michael R. Hsing	65,226	945,153	7,500	89,850
Deming Xiao	48,334	932,184	25,375	413,989
Maurice Sciammas	36,776	837,390	7,250	139,533
Paul Ueunten	77,000	1,219,901	7,250	142,145
C. Richard Neely, Jr.	125,250	1,703,551	7,250	139,533

Equity Compensation Plan Information

The following table provides information as of December 31, 2009 about our Common Stock that may be issued upon exercise of options granted to employees, consultants or members of our Board under all existing equity compensation plans, including the 1998 Stock Option Plan, the 2004 Equity Incentive Plan and the 2004 Employee Stock Purchase Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	7,410,914	$13.48	4,576,955	(1)
Equity compensation plans not approved by security holders	—	—	—

Total	7,410,914	$13.48	4,576,955

(1)	Includes 2,023,943 shares of Common Stock reserved for issuance under the Company’s 2004 Equity Incentive Plan and 2,553,012 shares of Common Stock reserved for issuance under the Company’s 2004 Employee Stock Purchase Plan. The Company’s 2004 Equity Incentive Plan incorporates an evergreen provision pursuant to which on January 1 of each year, the aggregate number of shares of Common Stock reserved for issuance under the Company’s 2004 Equity Incentive Plan will increase by a number of shares equal to the least of (i) 5% of the outstanding shares of the Company’s common stock on the first day of the fiscal year, (ii) 2,400,000 shares or (iii) a lesser number of shares determined by the Company’s Board. The Company’s 2004 Employee Stock Purchase Plan additionally incorporates an evergreen provision pursuant to which on January 1 of each year, the aggregate number of shares of Common Stock reserved for issuance will increase by a number of shares equal to the least of (i) 2% of the outstanding shares of the Company’s common stock on the first day of the fiscal year, (ii) 1,000,000 shares or (iii) a lesser number of shares determined by the Company’s Board. No shares remain available for future issuance, under the Company’s 1998 Stock Option Plan, which was terminated in 2004.

Potential Payments Upon Termination or Termination Upon Change-in-Control

Employment Agreements and Change-in-Control Arrangements

We have entered into employment agreements with each of our named executive officers. The employment agreements establish the initial titles and reporting responsibilities for the named executive officers and the following minimum base salaries (subject to increase) for the named executive officers: Mr. Hsing, $400,000; Mr. Neely, $280,000; Mr. Xiao, $280,000; Mr. Sciammas, $280,000; and Mr. Ueunten, $252,000. The employment agreements also provide for each named executive officer to participate in our equity, bonus and benefits programs. Each of these employment agreements was amended in December 2008 to bring the agreements into compliance with Section 409A of the Internal Revenue Code.

In addition to the terms described above, the employment agreements also provide certain severance benefits upon termination and termination within 12 months subsequent to a change-in-control, as described in the following table. A “change-in-control” of the Company refers to a merger or consolidation after which our shareholders do not hold a majority of our outstanding voting securities, any transaction involving the transfer of greater than 50% of our voting power, or a sale of substantially all our assets. The Company has followed general market practices for senior executives in allowing limited change-in-control arrangements for selected officers.

Name	Agreement and Date	Termination Without Cause or Departure for Good Reason	Change in Control with Termination

Michael R. Hsing	Employment Agreement dated March 10, 2008	Base salary and benefits for 12 months; acceleration of vesting of stock options equal to the number of options that would have vested had the executive remained an employee for 12 months following the termination of employment.	Base salary and benefits for a period of 12 months; acceleration of vesting of 100% of the executives’ unvested options and restricted awards and units.
	Employment Agreement dated March 10, 2008	Base salary, target annual bonus and benefits for six months, as long as the executive is not employed by another company; acceleration of vesting of stock options equal to the number of options that would have vested had the executive remained an employee for six months following the termination of employment.	Base salary, target annual bonus and benefits for a period of 12 months; acceleration of vesting of 100% of the executives’ unvested options and restricted awards and units.
Deming Xiao

Maurice Sciammas

Paul Ueunten

C. Richard Neely, Jr.

Each of the employment agreements with the Company’s named executive officers also contains a provision whereby during the period of employment and thereafter, the executive shall not, without the prior written consent of the Company, disclose or use any confidential information or proprietary data other than for the Company’s interest. These employment agreements also contain a covenant not to solicit, beginning with the date of the executive’s termination and until one year thereafter.

On December 16, 2008, our Compensation Committee approved certain amendments to the employment contract for Michael Hsing designed to, among other things, provide that in the event that any severance payment or other benefits payable to Mr. Hsing constituted “parachute payments” under Section 280G of the Internal Revenue Code and would be subject to the applicable excise tax, the Company will pay Mr. Hsing a “gross-up” payment sufficient to pay the excise tax and any additional federal or state taxes arising from such payments. Prior to approving these amendments, our Compensation Committee reviewed data regarding “gross-up” payments to chief executive officers in our peer group, and decided that these amendments were appropriate in order to maintain a competitive compensation package and provide appropriate incentives to Mr. Hsing.

On December 16, 2008, our Compensation Committee also approved certain amendments to the employment contracts for C. Richard Neely, Jr., Maurice Sciammas, Deming Xiao and Paul Ueunten designed to,

among other things, provide that in the event that any severance payment or other benefits payable to such persons constituted “parachute payments” under Section 280G of the Internal Revenue Code and would be subject to the applicable excise tax, the Company will pay such persons a “gross-up” payment sufficient to pay the applicable excise tax. The payment of any additional excise tax and any additional federal, state or other taxes arising from the payment made by the Company pursuant to the previous sentence will be the sole responsibility of the individual. Prior to approving these amendments, our Compensation Committee reviewed data regarding “gross-up” payments to named executive officers in our peer group, and decided that these amendments were appropriate in order to maintain competitive compensation packages and provide appropriate incentives to our named executive officers.

Estimated Payments Upon Termination or Change-in-Control

The following table sets forth the payments required to be made to each named executive officer in connection with the termination of their employment upon specified events assuming a stock price of $23.97 per share, the closing price on December 31, 2009. The amounts shown also assume that the termination was effective December 31, 2009, and thus include amounts earned through such time and are estimates of the amounts which would be paid out in a lump sum to the executives upon their termination. These amounts do not include any tax benefits for which the Company may become liable as a result of the employment agreements between the Company and the named executives. The actual amounts paid can only be determined at the time of the termination of the executive’s employment.

	Change of Control with Termination				Termination without Cause or Departure for Good Reason
Name	Base Salary and Target Bonus ($)	Stock Options and Awards ($)	Insurance Benefits ($)	Total Compensation ($)	Base Salary and Target Bonus ($)	Stock Options and Awards ($)	Insurance Benefits ($)	Total Compensation ($)
Michael R. Hsing	800,000	4,198,895	19,680	5,018,575	800,000	2,402,431	9,840	3,212,271
Deming Xiao	540,000	2,279,053	119	2,819,172	270,000	606,095	60	876,154
Maurice Sciammas	540,000	1,341,260	19,672	1,900,931	270,000	272,070	9,836	551,906
Paul Ueunten	540,000	1,218,871	19,669	1,778,540	270,000	266,058	9,834	545,892
C. Richard Neely, Jr.	504,000	1,029,310	13,790	1,547,100	252,000	299,970	6,895	558,865

AUDIT COMMITTEE REPORT

The purpose of the Audit Committee is to provide oversight of the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements; appoint independent auditors to audit the Company’s financial statements; and assist the Board in the oversight of: (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications, independence and performance, and (iv) the Company’s internal accounting and financial controls. In addition, the Audit Committee provides the Board with such information and materials as it may deem necessary to make the Board aware of financial matters requiring the attention of the Board.

The Audit Committee has a duly adopted charter, which it reviews on an annual basis. The Audit Committee has determined that it had fulfilled its responsibilities under the Audit Committee Charter in 2009.

The Audit Committee is responsible for recommending to the Board that the Company’s financial statements be included in the Company’s Annual Report on Form 10-K. The Audit Committee took a number of steps in making this recommendation for 2009, including:

•	reviewing and discussing the audited financial statements with the Company’s independent registered public accounting firm and management;

•

discussing with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•

receiving the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit Committee concerning independence, and discussing with the independent registered public accounting firm their independence.

Based upon the reviews and discussions described in this Report, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission.

Members of the Audit Committee (as of the date the actions above were taken):

Victor K. Lee, Chairman

Douglas McBurnie

Umesh Padval

OTHER MATTERS

The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Company may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

Dated: April 23, 2010	/S/ SARIA TSENG
Saria Tseng
Vice President and General Counsel

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

MONOLITHIC POWER SYSTEMS, INC.

(As Adopted April 19, 2010)

1.	PURPOSE

The purpose of the Audit Committee of the Board of Directors (the “Board”) of Monolithic Power Systems, Inc. (the “Company”) shall be to:

•	Provide oversight of the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements;

•

Appoint independent auditors to audit the Company’s financial statements and carry out the other audit committee requirements set forth in Rule 10A-3 promulgated under the Securities Exchange Act of 1934;

•

Assist the Board in the oversight of: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications, independence and performance; and (iv) the Company’s internal accounting and financial controls; and

•	Provide to the Board such information and materials as it may deem necessary to make the Board aware of financial matters requiring the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

2.	MEMBERSHIP AND ORGANIZATION

Composition. The Audit Committee will be appointed by, and serve at the discretion of, the Board. The Board of Directors may designate one member of the Audit Committee as chairman. The Audit Committee will consist of at least three (3) members of the Board. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the Securities and Exchange Commission (the “SEC”) or the Nasdaq Stock Market, Inc. Marketplace Rules (the “Nasdaq Rules”)):

•	Each member must satisfy the requirements for independence set out in: (i) the Nasdaq Rules and (ii) the rules of the SEC;

•	Each member must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years;

•	Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq Rules;

•

At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities; and

•	At least one member will qualify as an “audit committee financial expert,” as defined in the rules of the SEC.

Meetings and Procedures. The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Audit Committee and set the agendas for Audit Committee meetings. The Audit Committee will meet at least once during each fiscal quarter and more frequently as the Audit Committee deems desirable. The Audit Committee may establish its own meeting schedule, notice and conduct of its meetings. The Audit Committee will meet separately, and periodically, with management (which shall include the Company’s Chief Executive Officer, Chief Financial Officer and General Counsel each, individually and independently), with the internal auditor and with the independent auditor of the Company, at such times as it deems appropriate, but not less than annually.

The Audit Committee may, at its discretion, include in its meetings other Board members, members of the Company’s management, representatives of the independent auditor, the internal auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Audit Committee believes to be necessary or appropriate. The Audit Committee may also exclude from its meetings any persons it deems appropriate.

The independent auditors shall report directly to the Audit Committee. In addition, the Audit Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Audit Committee believes to be necessary or appropriate. The Audit Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services, for payment of compensation to any advisors employed by the Audit Committee and for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. The Audit Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Audit Committee.

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Audit Committee shall make regular reports to the Board of Directors on the actions and recommendations of the Audit Committee.

Compensation. Members of the Audit Committee may receive cash fees, if any, for their service as Audit Committee members as may be determined by the Board. Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof. [In particular, no member of the Committee may accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Company or any of its subsidiaries.]

3.	POWER AND RESPONSIBILITIES

The power and responsibilities of the Audit Committee shall include:

Internal Audit

•	Reviewing the appointment and replacement of the internal auditor; and

•

Meeting periodically with the Company’s internal auditor to discuss the responsibilities, budget and staffing of the Company’s internal audit function and any issues that the internal auditor believes warrant the Audit Committee’s attention. The Audit Committee shall discuss with the internal auditor any significant reports to management prepared by the internal auditor and any responses from management.

Review Procedures

•	Reviewing the reports of management and the independent auditors concerning the design, implementation and maintenance of the Company’s system of internal controls and procedures for financial reporting, including meeting periodically with the Company’s management and the independent auditors to review their assessment of the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and, when applicable, required attestations or reports by the independent auditors relating to such disclosure;

•

Reviewing and overseeing the external audit by (i) reviewing the independent auditors’ proposed audit scope and approach; (ii) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in Public Company Accounting Oversight Board (PCAOB) section AU 380, or any successor rule or any similar applicable rule or regulation, or other relevant matters; (iii) reviewing with the independent auditors the Company’s critical accounting policies and practices, alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the treatment recommended by the independent auditors, and other material written communications between the independent auditors and management; and (iv) reviewing reports submitted to the Audit Committee by the independent auditors in accordance with the applicable SEC requirements;

•

Reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release, and reviewing and discussing the annual audited financial statements and quarterly unaudited financial statements with management, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

•	[Reviewing before release any other material financial information of the Company in press releases or other SEC filings, including Current Reports on Form 8-K or proxy statements;]

•

Recommending to the Board of Directors, if deemed appropriate, that the audited financial statements be included in the Company’s Annual Report on Form 10-K, in accordance with the rules and regulations of the SEC;

•

Reviewing with the Company’s independent auditors, before filing with the SEC, the results of the independent auditor’s review of the Company’s interim financial statements included in Quarterly Reports on Form 10-Q; and

•

Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors and management’s response to such suggestions.

Independent Auditors

•

Be directly responsible for appointing, compensating, retaining and overseeing the work of the independent auditor (including resolving disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

•

Reviewing the independence of the outside auditors, including (i) obtaining on a periodic basis a written statement from the independent auditors regarding relationships and services with the Company that may impact independence, as defined by applicable standards and SEC requirements, and discussing with the independent auditors their independence, (ii) presenting this statement to the Board, and (iii) to the extent there are relationships, monitoring and investigating them; and

•	Pre-approving audit and permissible non-audit services provided to the Company by the independent auditor, except where pre-approval of audit and permissible non-audit services is not required under

(i) pre-approval policies and procedures established by the Audit Committee, provided, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities, or (ii) are de minimis under the rules of the SEC. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approvals are presented to the Audit Committee at a subsequent meeting.

Other Powers and Responsibilities

•	Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members, member qualifications and activities;

•	Reviewing all related party transactions on an ongoing basis and all such transactions must be reviewed and approved in advance by the Audit Committee;

•

Discussing with the Company’s General Counsel or outside counsel any legal matters brought to the Audit Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements;

•	Discussing with management the Company’s policies with respect to risk assessment and risk management;

•

Establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters and reporting to the Board periodically on any such complaints or submissions;

•	Providing the Company with a report for inclusion in the Company’s proxy statement in accordance with the rules and regulations of the SEC;

•

At least annually, performing an evaluation of the processes of the Audit Committee, and reviewing and reassessing this charter and submitting any recommended changes to the Board for its consideration;

•	Reviewing management’s monitoring of compliance with the Foreign Corrupt Practices Act; and

•	Reviewing approving and monitoring the Company’s code of ethics for its principal executive and senior financial officers.

4.	LIMITATION OF AUDIT COMMITTEE’S ROLE

The Audit Committee’s responsibility is one of oversight. The members of the Audit Committee are not employees of the Company, and they do not perform, or represent that they perform, the functions of management or the independent auditors. The Audit Committee relies on the expertise and knowledge of management and the independent auditor in carrying out its oversight responsibilities. The management of the Company is responsible for preparing accurate and complete financial statements in accordance with generally accepted accounting principles and for establishing and maintaining appropriate accounting principles and financial reporting policies and satisfactory internal control over financial reporting. The independent auditor is responsible for auditing the Company’s annual consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting and reviewing the Company’s quarterly financial statements. It is not the responsibility of the Audit Committee to prepare or certify the Company’s financial statement or guarantee the audits or reports of the independent auditors, nor is it the duty of the Audit Committee to certify that the independent auditor is “independent” under applicable rules. These are the fundamental responsibilities of management and the independent auditors.

APPENDIX B

CHARTER FOR THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

OF

MONOLITHIC POWER SYSTEMS, INC.

(As Adopted April 19, 2010)

1.	PURPOSE

The purpose of the Compensation Committee of the Board of Directors (the “Board”) of Monolithic Power Systems, Inc. (the “Company”) shall be to:

•	Provide oversight of the Company’s compensation policies, plans and benefits programs;

•

Assist the Board in discharging its responsibilities relating to (i) oversight of the compensation of the Company’s Chief Executive Officer (the “CEO”) and other executive officers (including officers reporting under Section 16 of the Securities Exchange Act of 1934), and (ii) approving and evaluating the executive officer compensation plans, policies and programs of the Company; and

•	Assist the Board in administering the Company’s equity compensation plans for its executive officers and employees.

In addition, the Compensation Committee will undertake those specific duties and responsibilities expressly delegated by the Board listed below and such other duties as the Board may from time to time prescribe.

The compensation programs for the Company’s executive officers shall be designed to attract, motivate and retain talented executives responsible for the success of the Company and shall be determined within a competitive framework and based on the achievement of the Company’s overall financial results, individual contributions and a measure of customer satisfaction.

2.	MEMBERSHIP AND ORGANIZATION

Composition. The Compensation Committee members shall be appointed by, and shall serve at the discretion of, the Board. The Compensation Committee shall consist of no fewer than two members of the Board. The Board may designate one member of the Committee as its chair. Members of the Compensation Committee must meet the following criteria:

•	the independence requirements of the Nasdaq Stock Market, Inc. Marketplace Rules (the “Nasdaq Rules”);

•	the non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended; and

•	the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Meetings. It is anticipated that the Compensation Committee will meet at least quarterly each year. The Compensation Committee may establish its own meeting schedule. The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Compensation Committee shall make regular reports to the Board on the actions and recommendations of the Compensation Committee.

Compensation. Members of the Compensation Committee shall receive such fees, if any, for their service as Compensation Committee members as may be determined by the Board in its sole discretion.

B-1

3.	RESPONSIBILITIES AND DUTIES

The following responsibilities and duties of the Compensation Committee are set forth below as a guide to the Compensation Committee with the understanding that the Compensation Committee may alter or supplement them as it deems appropriate under the circumstances to the extent permitted by applicable law or the Nasdaq Rules. The responsibilities and duties of the Compensation Committee shall include:

•

Annually review and approve for the CEO and the executive officers of the Company (i) the annual base salary, (ii) the annual incentive bonus, including the specific goals and amount, (iii) equity compensation, (iv) any employment agreement, severance arrangement and change in control agreement/provision, (v) any signing bonus or payment of relocation costs and (vi) any other benefits, compensation or arrangements. One of the Committee’s objectives shall be to use compensation to align the interests of the executive officers with the long-term interests of the Company’s stockholders, thereby enhancing stockholder value;

•

Specifically with respect to the CEO, the Compensation Committee shall review and approve corporate goals and objectives relevant to the compensation of the CEO, evaluate his or her performance in light thereof, and consider identified and other factors related to the performance of the Company in determining a recommendation to the Board on the compensation level of the CEO;

•	Administer the Company’s equity compensation plans for its employees, and shall recommend equity compensation plans for Board approval;

•

Provide oversight of the Company’s overall compensation plans and benefits programs. The Compensation Committee shall also make recommendations to the Board with respect to improvements or changes to such plans or the adoption of new plans when appropriate;

•	Evaluate on a periodic basis the competitiveness of (i) the compensation of the CEO and the executive officers of the Company and (ii) the Company’s overall compensation plans;

•	Form and delegate authority to subcommittees when appropriate;

•	Make regular reports to the Board;

•	Review and reassess the adequacy of this Charter periodically and recommend any proposed changes to the Board for approval;

•

Consult with the Human Resources department and, when appropriate, with outside consultants to assist in the evaluation of executive officer compensation and may approve the consultant’s fees and other retention terms. The Compensation Committee may also obtain advice and assistance from internal or external legal, accounting or other advisors;

•

Review and discuss the Compensation Discussion and Analysis (CD&A) section of the annual proxy statement with the Company’s management, and recommend to the Board that the CD&A be included in the Company’s annual report and proxy statement;

•

Produce a report on executive compensation for inclusion in the Company’s annual proxy statement that complies with the rules and regulations of the Securities and Exchange Commission and any other applicable rules and regulations; and

•	Perform such other duties as the Board may direct from time to time.

B-2

APPENDIX C

CHARTER FOR THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

OF THE BOARD OF DIRECTORS

OF

MONOLITHIC POWER SYSTEMS, INC.

(As Adopted April 19, 2010)

1.	PURPOSE

The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors of Monolithic Power Systems, Inc. (the “Company”) shall be to:

•	Review the composition and evaluate the performance of the Board of Directors, recommend director nominees for the selection of the Board of Directors, and evaluate director compensation; and

•	Review the composition of committees of the Board of Directors and recommend persons to be members of such committees.

In addition, the Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

2.	MEMBERSHIP AND ORGANIZATION

Composition. The Committee shall consist of no fewer than three (3) members of the Board of Directors. All members of the Committee shall be appointed, and replaced by the Board of Directors. The Board may designate one member of the Committee as chair. The Committee members shall be independent of the Company and its affiliates, shall have no relationship to the Company or its affiliates that may interfere with the exercise of their independence, and shall otherwise meet the independence requirements of the Nasdaq Stock Market, Inc. Marketplace Rules. The Committee may form and delegate authority to subcommittees when appropriate. Any such subcommittee shall consist solely of Committee members.

Meetings. It is anticipated that the Committee will meet at least twice a year. The Committee may establish its own meeting schedule. Special meetings may be convened as required. The Committee may invite to its meetings other Directors, Company management and such other persons as the Committee deems appropriate in order to carry out its responsibilities. In performing its duties, the Committee shall have the authority to obtain advice, reports or opinions from internal or external legal counsel and expert advisors, including any search firm to be used to identify candidates for the Board of Directors.

The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors. The Committee shall make regular reports to the Board of Directors on the actions and recommendations of the Committee.

Compensation. Members of the Committee shall receive such fees, if any, for their service as Committee members as may be determined by the Board of Directors.

3.	RESPONSIBILITIES AND DUTIES

The responsibilities and duties of the Committee shall include:

Corporate Governance Generally

•	Develop principles of corporate governance and recommend them to the Board of Directors for its consideration and approval;

C-1

•	Periodically review this Charter and the Committee’s processes and procedures;

•

Review periodically the succession planning for the Chief Executive Officer and other executive officers, report its findings and recommendations to the Board of Directors, and work with the Board of Directors in evaluating potential successors to these executive management positions; and

•

Oversee compliance by the Board of Directors and its committees with applicable laws and regulations, including the rules and regulations promulgated by the Securities and Exchange Commission and the Nasdaq Stock Market, Inc.

Composition of the Board of Directors, Evaluation and Nominating Activities

•

Review the composition and size of the Board of Directors and determine the criteria for membership on the Board of Directors, which may include, among other criteria, issues of character, judgment, independence, diversity, age, expertise, corporate experience, length of service, other commitments and the like;

•	Conduct an annual evaluation of the Board of Directors as a whole;

•

Identify, consider and recommend for the selection of the Board of Directors, candidates to fill new positions or vacancies on the Board of Directors, and review any candidates recommended by stockholders in compliance with the Company’s Bylaws and its policies and procedures for consideration of Board candidates; in performing these duties, the Committee shall have the authority to retain any search firm to be used to identify Board candidates and shall have the authority to approve the search firm’s fees and other retention terms;

•

Evaluate the performance of individual members of the Board of Directors eligible for re-election, and recommend for the selection of the Board of Directors, the director nominees by class for election to the Board of Directors by the stockholders at the annual meeting of stockholders;

•

Evaluate director compensation, consulting with outside consultants and/or with the Human Resources department when appropriate, and make recommendations to the Board of Directors regarding director compensation;

•	Review the disclosure included in the Company’s proxy statement regarding the Company’s policies and procedures for the Committee’s consideration of Board candidates; and

•	Make recommendations for the continuing education of Board members.

Committees of the Board of Directors

•

Periodically review the composition of each committee of the Board of Directors and make recommendations to the Board of Directors for the creation of additional committees or the change in mandate or dissolution of committees; and

•	Recommend to the Board of Directors persons to be members of the various committees.

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MONOLITHIC POWER SYSTEMS, INC. ANNUAL MEETING TO BE HELD ON 06/10/10 AT 10:00 A.M. PDT

FOR HOLDERS AS OF 04/19/10

* ISSUER CONFIRMATION COPY - INFO ONLY *

2 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

609839105

DIRECTORS

DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES 0010100

1 -01-MICHAEL R. HSING, 02-HERBERT CHANG

PROPOSAL(S)

2 -VOTE TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE --->>> INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF MONOLITHIC POWER SYSTEMS, INC FOR 2010.

DIRECTORS RECOMMEND

FOR --->>>

0010200

*NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

MATERIALS ELECTION

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--->>>

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THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** I **

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609839105

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P90130

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BroadridgeTM

2

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51 MERCEDES WAY EDGEWOOD NY 11717

2

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MONOLITHIC POWER SYSTEMS, INC.

ATTN: LEA ANNE NG

6409 GUADALUPE MINES ROAD

SAN JOSE, CA 95120

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VOTING INSTRUCTIONS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. ONLY WE AS THE HOLDER OF RECORD CAN VOTE SUCH SECURITIES. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM YOUR SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

FOR MARGIN ACCOUNTS, IN THE EVENT YOUR SECURITIES HAVE BEEN LOANED OVER RECORD DATE, THE NUMBER OF SECURITIES WE VOTE ON YOUR BEHALF HAS BEEN OR CAN BE ADJUSTED DOWNWARD.

PLEASE NOTE THAT UNDER A RULE AMENDMENT ADOPTED BY THE NEW YORK STOCK EXCHANGE FOR SHAREHOLDER MEETINGS HELD ON OR AFTER JANUARY 1, 2010, BROKERS ARE NO LONGER ALLOWED TO VOTE SECURITIES HELD IN THEIR CLIENTS’ ACCOUNTS ON UNCONTESTED ELECTIONS OF DIRECTORS UNLESS THE CLIENT HAS PROVIDED VOTING INSTRUCTIONS (IT WILL CONTINUE TO BE THE CASE THAT BROKERS CANNOT VOTE THEIR CLIENTS’ SECURITIES IN CONTESTED DIRECTOR ELECTIONS). CONSEQUENTLY, IF YOU WANT US TO VOTE YOUR SECURITIES ON YOUR BEHALF ON THE ELECTION OF DIRECTORS, YOU MUST PROVIDE VOTING INSTRUCTIONS TO US. VOTING ON MATTERS PRESENTED AT SHAREHOLDER MEETINGS, PARTICULARLY THE ELECTION OF DIRECTORS IS THE PRIMARY METHOD FOR SHAREHOLDERS TO INFLUENCE THE DIRECTION TAKEN BY A PUBLICLY-TRADED COMPANY. WE URGE YOU TO PARTICIPATE IN THE ELECTION BY RETURNING THE ENCLOSED VOTING INSTRUCTION FORM TO US WITH INSTRUCTIONS AS TO HOW TO VOTE YOUR SECURITIES IN THIS ELECTION.

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE OR ON THE FIFTEENTH DAY, IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND ONE OR MORE OF THE MATTERS BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ANY MATTERS DEEMED TO BE ROUTINE. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

THE FOLLOWING INSTRUCTIONS PROVIDE SPECIFICS REGARDING THE MEETING FOR WHICH THIS VOTING FORM APPLIES.

INSTRUCTION 1

ALL PROPOSALS FOR THIS MEETING ARE CONSIDERED “ROUTINE”. WE WILL VOTE IN OUR DISCRETION ON ALL PROPOSALS, IF YOUR INSTRUCTIONS ARE NOT RECEIVED.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SECURITIES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 2

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING ON ONE OR MORE MATTERS BEFORE THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SECURITIES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 3

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS.

INSTRUCTION 4

WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED. ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTERS(S) TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

**IF YOU HOLD YOUR SECURITIES THROUGH A CANADIAN BROKER OR BANK, PLEASE BE ADVISED THAT YOU ARE RECEIVING THE VOTING INSTRUCTION FORM AND MEETING MATERIALS, AT THE DIRECTION OF THE ISSUER. EVEN IF YOU HAVE DECLINED TO RECEIVE SECURITY- HOLDER MATERIALS, A REPORTING ISSUER IS REQUIRED TO DELIVER THESE MATERIALS TO YOU. IF YOU HAVE ADVISED YOUR INTERMEDIARY THAT YOU OBJECT TO THE DISCLOSURE OF YOUR BENEFICIAL OWNERSHIP INFORMATION TO THE REPORTING ISSUER, IT IS OUR RESPONSIBILITY TO DELIVER THESE MATERIALS TO YOU ON BEHALF OF THE REPORTING ISSUER.

THESE MATERIALS ARE BEING SENT AT NO COST TO YOU.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

MPS Monolithic Power Systems

INTERNET

http://www.proxyvoting.com/mpwr

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE

1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

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FOLD AND DETACH HERE

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES LISTED BELOW AND THAT THE STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Please mark your votes as indicated in this example X

1. ELECTION OF DIRECTORS

Nominees:

01 Michael R. Hsing

02 Herbert Chang

FOR ALL

WITHHOLD FOR ALL

*EXCEPTIONS

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)

*Exceptions

2. Vote to ratify Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

FOR AGAINST ABSTAIN

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE, SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

To assure your representation at the Annual Meeting, please complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope, which requires no postage if mailed in the United States.

If no choice is specified, the proxy will be voted “FOR” items 1 and 2.

Mark Here for Address Change or Comments

SEE REVERSE

Signature Signature Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

You can now access your Monolithic Power Systems, Inc. account online.

Access your Monolithic Power Systems, Inc. account online via Investor ServiceDirect (ISD).

BNY Mellon Shareowner Services, the transfer agent for Monolithic Power Systems, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status

• View certificate history

• View book-entry information

• View payment history for dividends

• Make address changes

• Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/isd

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

Investor ServiceDirect

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2009 Annual Report to Stockholders are available at: http://phx.corporate-ir.net/phoenix.zhtml?c=181789&p=proxy

FOLD AND DETACH HERE

PROXY

MONOLITHIC POWER SYSTEMS, INC.

Annual Meeting of Stockholders – June 10, 2010

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Saria Tseng and C. Richard Neely, Jr. and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Monolithic Power Systems, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held Thursday, June 10, 2010 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

Address Change/Comments

(Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES

P.O. BOX 3550

SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

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